UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 29, 2006
                                                --------------------------------

                              GSAMP Trust 2006-NC2
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                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
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            (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)

          Delaware                 333-132809-14                 13-3387389
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation              File Number               Identification No.
        of depositor)            of issuing entity)             of depositor)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices of depositor)            (Zip Code)

Depositor's telephone number, including area code (212) 902-1000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Depositor's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on July 18, 2006, is hereby amended and restated in its entirety, because the Pooling and Servicing Agreement attached as an exhibit to such Current Report was filed under the incorrect issuing entity commission File Number.

      On June 29, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2006-NC2 Mortgage Pass-Through Certificates, Series 2006-NC2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, NC Capital Corporation, as responsible party, New Century Mortgage Corporation, as a servicer, Wells Fargo Bank, National Association, as master servicer and securities administrator, Ocwen Loan Servicing, LLC, as a servicer and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $854,173,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of June 27, 2006, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of June 27, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the GS Mortgage Securities Corp., as depositor, NC Capital Corporation, as responsible party, New Century Mortgage Corporation, as a servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, Ocwen Loan Servicing, LLC, as a servicer and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 ISDA Master Agreement, dated as of June 29, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.2 Schedule to the Master Agreement, dated as of June 29, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.3 Confirmation, dated as of June 22, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2007                      GS MORTGAGE SECURITIES CORP.



                                          By:     /s/ Michelle Gill
                                              ---------------------------------
                                              Name:   Michelle Gill
                                              Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.               Description                            Electronic (E)
-----------               -----------                            --------------

     1                    Underwriting Agreement, dated as of         (E)
                          June 27, 2006, by and between GS
                          Mortgage Securities Corp., as
                          depositor and Goldman, Sachs & Co.,
                          as underwriter.

     4                    Pooling and Servicing Agreement,            (E)
                          dated as of June 1, 2006, by and
                          among the GS Mortgage Securities
                          Corp., as depositor, NC Capital
                          Corporation, as responsible party,
                          New Century Mortgage Corporation, as
                          a servicer, Wells Fargo Bank, N.A.,
                          as master servicer and securities
                          administrator, Ocwen Loan Servicing,
                          LLC, as a servicer and Deutsche Bank
                          National Trust Company, as trustee.

    10.1                  ISDA Master Agreement, dated as of          (E)
                          June 29, 2006, by and between Goldman
                          Sachs Mitsui Marine Derivatives
                          Products, L.P., the swap provider,
                          and Wells Fargo Bank, N.A., the
                          securities administrator (included as
                          Exhibit X to Exhibit 4).

    10.2                  Schedule to the Master Agreement,           (E)
                          dated as of June 29, 2006, by and
                          between Goldman Sachs Mitsui Marine
                          Derivatives Products, L.P., the swap
                          provider, and Wells Fargo Bank, N.A.,
                          the securities administrator
                          (included as Exhibit X to Exhibit 4).

    10.3                  Confirmation, dated as of June 22,          (E)
                          2006, by and among Goldman Sachs
                          Capital Markets, L.P., Goldman Sachs
                          Mitsui Marine Derivatives Products,
                          L.P., the swap provider, Goldman
                          Sachs Mortgage Company, L.P., and
                          Wells Fargo Bank, N.A., the
                          securities administrator (included as
                          Exhibit X to Exhibit 4).